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COMMON STOCK                                                    COMMON STOCK

PAR VALUE $0.01                                                 PAR VALUE $0.01
---------------                                                 ---------------
   NUMBER                                                            SHARES

---------------                                                 ---------------

The Certificate is transferable in Boston,            CUSIP 697933 10 9
Massachusetts or in New York, New York       SEE REVERSE FOR CERTAIN DEFINITIONS

                             PanAmSat Corporation
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



Is the owner of

            FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF
PanAmSat Corporation (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms, conditions and limitations of the Restated Certificate of Incorporation and all amendments thereto and the Restated By-laws of the Corporation to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and

                       the facsimile signatures of its duly authorized officers.

Dated:

Secretary                                                   President


                                    [SEAL]

                                             Countersigned and Registared:
                                               THE FIRST NATIONAL BANK OF BOSTON
                                                        (Boston, Mass.)

                                                           Transfer Agent
                                                            and Registrar

                                             By

                                                             Authorized Officer

                             PanAmSat Corporation

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT - ________ Custodian________
                                                       (Cust)            (Minor)
TEN ENT - as tenants by the entireties           under Uniform Gifts to Minors

JT TEN - as joint tenants with right             Act____________________________
         of survivorship and not as                          (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE
----------------------------------------

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________________



                                  ______________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.